                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  -------------

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934




Date of Report (Date of earliest event reported)        March 21, 2001
                                                 ---------------------------



                               TARGET CORPORATION
             (Exact name of registrant as specified in its charter)



        MINNESOTA                       1-6049                   41-0215170
(State or other jurisdiction    (Commission File Number)       (IRS Employer
     of incorporation)                                       Identification No.)



                 777 NICOLLET MALL
              MINNEAPOLIS, MINNESOTA                           55402-2055
     (Address of principal executive offices)                  (Zip Code)



Registrant's telephone number, including area code      (612) 370-6948
                                                   ------------------------

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ITEM 5.  OTHER EVENTS
         ------------

         Target Corporation is placing on file as Exhibit 99 a copy of the Company's press release dated March 6, 2001 containing its financial results for the quarter and fiscal year ended February 3, 2001. Final financial statements with additional analyses will be filed as part of the Company's Form 10-K for the year ended February 3, 2001.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS
         ---------------------------------

         (c)      Exhibits

                  99 Target Corporation's press release dated March 6, 2001 containing its financial results for the quarter and fiscal year ended February 3, 2001


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                TARGET CORPORATION



Date:  March 21, 2001           By  /s/ Douglas A. Scovanner
                                    --------------------------------------------
                                    Douglas A. Scovanner
                                    Executive Vice President and Chief Financial
                                    Officer

                                        3
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                                INDEX TO EXHIBITS

Exhibit
Number            Description                                                       Method of Filing
------            ---------------------------------------------------------------   -----------------------
   99             Target Corporation's press release dated March 6, 2001
                  containing its financial results for the quarter and fiscal year ended February 3, 2001.......................................Electronic Transmission


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